EXHIBIT 10.5

                         ASSIGNMENT OF SECURITY INTEREST
                           IN UNITED STATES TRADEMARKS

           FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, FRED STOKER & SONS, INC., a Tennessee corporation (the "Assignor"), with principal offices at 257 Park Avenue South, 7th Floor, New York, NY 10010-7304, hereby collaterally assigns and grants to BANK ONE, NA, with an office and place of business at 416 West Jefferson Street, Louisville, Kentucky, 40202, as Agent Bank (defined below) (the "Assignee"), a first priority security interest in (i) all of the Assignor's right, title and interest in and to the United States trademarks, trademark registrations and trademark applications (the "Marks") set forth on Schedule A attached hereto, together with (ii) all Proceeds (as such term is defined in the Security Agreement referred to below) and products of the Marks, (iii) the goodwill of the businesses with which the Marks are associated and (iv) all causes of action arising prior to or after the date hereof for infringement of any of the Marks or unfair competition regarding the same.

           THIS ASSIGNMENT OF SECURITY INTEREST (this "Assignment") is made to secure the satisfactory performance and payment of all "Secured Obligations", as such term is defined in a Security Agreement dated as of December 29, 2000, as amended, between NORTH ATLANTIC TRADING COMPANY, INC., NATIONAL TOBACCO COMPANY, L.P., NORTH ATLANTIC OPERATING COMPANY, INC., NATIONAL TOBACCO FINANCE CORPORATION, STOKER, INC., RBJ SALES, INC., and FRED STOKER & SONS, INC. and BANK ONE, NA, successor to Bank One, Kentucky, NA, a national banking association, acting as Agent Bank (hereafter referred to as the "Agent Bank") (as amended, the "Security Agreement"). Upon the occurrence of the Termination Date (as defined in the Security Agreement), the Assignee shall, upon such satisfaction, execute, acknowledge, and deliver to the Assignor an instrument in writing releasing the security interest in the Marks acquired under this Assignment. Terms not otherwise defined herein shall have the meaning set forth in the Security Agreement.

           This Assignment has been granted in conjunction with the security interest granted to the Assignee under the Security Agreement. The rights and remedies of the Assignee with respect to the security interest granted herein are without prejudice to, and are in addition to those set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Assignment are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

                                      * * *

           IN WITNESS WHEREOF, the undersigned have executed this Assignment as of the 17th day of November, 2003.

                                  FRED STOKER & SONS, INC.
                                  As Assignor

                                  By    /s David I. Brunson
                                      ------------------------------------------
                                      Title: Executive Vice President


                                  BANK ONE, NA, as Agent Bank and as Assignee

                                  By  /s/ Joseph Brenner
                                     -------------------------------------------
                                      Joseph Brenner, Senior Vice President

STATE OF NEW YORK    )
                     ) ss.:
COUNTY OF NEW YORK   )


           On this 17th day of November, 2003 before me personally came David I. Brunson who, being by me duly sworn, did state as follows: that she/he is the Executive Vice President of Fred Stoker & Sons, Inc., that she/he is authorized to execute the foregoing Assignment on behalf of said corporation and that she/he did so by authority of the Board of Directors of said corporation.

                                        /s/ Kevin T. Keenan
                                       ----------------------------------------
                                       Notary Public

                                        My commission expires: 08/30/05.
                                                               --------

COMMONWEALTH OF KENTUCKY                  )
                                          ) ss.:
COUNTY OF JEFFERSON                       )


           On this 13th day of November, 2003 before me personally came Joseph Brenner, who, being by me duly sworn, did state as follows: that she/he is the Senior Vice President of BANK ONE, NA, that she/he is authorized to execute the foregoing Assignment on behalf of said bank and that she/he did so by authority of the Board of Directors of said bank.

                                   /s/ John S. Egan
                                  ----------------------------------------------
                                  Notary Public

                                  My commission expires: 03/21/06
                                                         ---------

                                   SCHEDULE A

                             Schedule of Trademarks



----------------------------------------------- ------------------------------------- ----------------------------------
                                                                                      REGISTRATION NO. and
TRADEMARK                                       CURRENT OWNER                         DATE ISSUED
----------------------------------------------- ------------------------------------- ----------------------------------
TEQULLA  SUNRISE                                Fred Stoker & Sons, Inc.              2,381,424
                                                                                      August 29, 2000
----------------------------------------------- ------------------------------------- ----------------------------------
FRED'S CHOICE                                   Fred Stoker & Sons, Inc.              2,740,903
                                                                                      July 29, 2003
----------------------------------------------- ------------------------------------- ----------------------------------
STOKER'S CLASSIC                                Fred Stoker & Sons, Inc.              2,359,709
                                                                                      June 20, 2000
----------------------------------------------- ------------------------------------- ----------------------------------
OLD HILL SIDE                                   Fred Stoker & Sons, Inc.              2,397,017
                                                                                      October 24, 2000
----------------------------------------------- ------------------------------------- ----------------------------------
